UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2014

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 1, 2014, The Coca-Cola Company (the “Company”) issued a press release announcing that the Compensation Committee of its Board of Directors has adopted Equity Stewardship Guidelines for the Company’s existing 2014 Equity Plan. In addition, a blog post about the announcement, dated October 1, 2014, was posted on the Company’s “Unbottled” Blog by Maria Elena Lagomasino, Chair of the Company’s Compensation Committee.

The Company’s press release, the Equity Stewardship Guidelines and the “Unbottled” blog post are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)                       Exhibits

99.1              Press Release of The Coca-Cola Company, dated October 1, 2014, regarding Equity Stewardship Guidelines

99.2              Equity Stewardship Guidelines for the 2014 Equity Plan

99.3              Posting on The Coca-Cola Company’s “Unbottled” Blog, dated October 1, 2014, by Maria Elena Lagomasino

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: October 1, 2014	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and Chief Legal Counsel